UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 30, 2006

JMAR Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-10515	68-0131180
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10905 Technology Place, San Diego, California		92127
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 946-6800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On March 30, 2006, JMAR Technologies, Inc. (the "Company") issued a Press Release announcing its unaudited financial results for the year and quarter ended December 31, 2005. The full text of the Company's Press Release is furnished with this report as Exhibit 99.1 and is incorporated by reference herein.

The Company also reported that its audit is not completed and, as a result, the Company will not be able to timely file its annual report on Form 10-K by this Friday’s deadline without unreasonable effort or expense. The Company will file a Form 12b-25 which provides for a 15 day extension of the deadline to file its Form 10-K and intends to file its Form 10-K as soon as possible after the completion of its audit and within this 15 day period. At this time, the Company’s auditor has indicated that it may include a going concern modification in its audit opinion, but further discussions and analysis are ongoing in this regard.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 2.02 above and Exhibit 99.1 hereto is incorporated herein by reference.

JMAR will host a conference call today, March 30, 2006 at 11:00 AM ET to discuss the Company's financial and operating performance for its fourth quarter and full year 2005 and the status of the Company's new product development and marketing activities. The call will be open to the general public via a live webcast and a live teleconference. The teleconference may be joined by dialing 877-407-9205 (domestic) or 201-689-8054 (international). A replay will be available for one week following the call by dialing 877-660-6853 for domestic participants and 201-612-7415 for international participants and entering account number 286 and conference ID number 197013 when prompted. The Internet webcast of the conference call may be accessed at JMAR's corporate website, www.jmar.com. The webcast will be archived for 90 days following the call.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press Release issued on March 30, 2006 relating to the Company's financial results for the year and quarter ended December 31, 2005 and the status of new product development activities.

In accordance with General Instruction B.2 of Form 8-K, the information in this report and Exhibit 99.1 attached hereto is being furnished and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not otherwise subject to the liabilities of that section. Accordingly, the information in this report and Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by JMAR under the Securities Act of 1933, as amended, or the Securites Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMAR Technologies, Inc.

March 30, 2006	By:	Dennis E. Valentine

Name: Dennis E. Valentine
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued on March 30, 2006 relating to the Company's financial results for the year and quarter ended December 31, 2005 and the status of new product development activities.